                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement

[_] Definitive Proxy Statement

[X] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                         CONSOLIDATED FREIGHTWAYS, INC.
                (Name of Registrant as Specified In Its Charter)

                         CONSOLIDATED FREIGHTWAYS, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (check the appropriate box):

[_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
   6(i)(3).

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1) Title of each class of securities to which transaction applies:

  (2) Aggregate number of securities to which transaction applies:

  (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

  (4) Proposed maximum aggregate value of transaction:
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*Set forth the amount on which the filing fee is calculated and state how it was determined.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration No.:

  (3) Filing Party:

  (4) Date Filed:
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                          [M. Boonstoppel Letterhead]

                                                                  March 29, 1994

Dear Shareholder:

Our Annual Meeting, scheduled for April 25, 1994, is only a few weeks away. If you have not had a chance to vote your proxy, I urge you to sign, date and return the enclosed WHITE proxy card in the envelope provided. The Board of Directors recommends a vote FOR Items 1, 2 and 3 and AGAINST 4 and 5.

The proposals to be considered at the Meeting are described in the proxy statement dated March 18, 1994, which was previously sent to all shareholders.

If you did not receive the proxy statement, would like another copy, or have any questions about the Annual Meeting, please feel free to call our proxy solicitor, Georgeson & Company Inc., toll-free at 1-800-223-2064.

Thank you for your consideration and support.

                                         Sincerely,


                                         Maryla R. Boonstoppel
                                         Vice President and Secretary


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              If your shares of Common Stock are held in the name
            of a bank or brokerage firm, only that firm can execute
            a proxy card on your behalf. Please contact the person
           responsible for your account and give instructions for a
                 proxy card to be voted FOR Items 1, 2 and 3
                          and AGAINST Items 4 and 5.

    If you have questions or need assistance in voting your shares, please contact the firm assisting us in the solicitation of proxies:

                           GEORGESON & COMPANY INC.
                               WALL STREET PLAZA
                           NEW YORK, NEW YORK 10005

                           TOLL FREE: 1-800-223-2064
                       COLLECT IN NEW YORK: 212-509-6240

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

                         CONSOLIDATED FREIGHTWAYS, INC.
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                       OF CONSOLIDATED FREIGHTWAYS, INC.

The undersigned appoints E.F. CHEIT, G.R. EVANS, R.E. POELMAN and each of them, the proxies of the undersigned, with full power of substitution, to vote the stock of CONSOLIDATED FREIGHTWAYS, INC. which the undersigned may be enti-tled to vote at the Annual Meeting of Shareholders to be held on Monday, April 25, 1994 at 10:00 A.M. or at any adjournments or postponements thereof. The proxies are authorized to vote in their discretion upon such other business as may properly come before the meeting and any and all adjournments or postpone-ments thereof.

                 Election of four Class III directors
                 for a three-year term.
                 Nominees:
                        Robert Alpert
                        Robert Jaunich II
                        Raymond F. O'Brien
                        Robert P. Wayman
P R O X Y
YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.
                     PLEASE SIGN THIS CARD ON THE REVERSE SIDE
Please mark your votes as in this example.
                                                                            5153
                                                  ----
 X
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF
DIRECTORS, FOR ITEMS 2 AND 3 BELOW AND AGAINST ITEMS 4 AND 5 BELOW.
 THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS AND FOR
                              ITEMS 2 AND 3 BELOW.
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                                      FOR
                                    WITHHELD
                                      FOR
                                    AGAINST
                                    ABSTAIN
                                      FOR
                                    AGAINST
                                    ABSTAIN
1. Election of Directors
                                 (see reverse)
2. Approval of Equity Incentive Plan for Non-Employee Directors
3. Approval of Independent Auditors
For, except vote withheld from the following nominee(s):
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 THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST ITEMS 4 AND 5 BELOW.
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                                      FOR
                                    AGAINST
                                    ABSTAIN
4. Shareholder Proposal No. 1 on Declassification of Board of Directors
5. Shareholder Proposal No. 2 on the 80% Vote Requirement in the By-laws to Change Board Structure
The proxies are hereby authorized to vote in their discretion upon such other matters as may properly come before the meeting and any adjournments or postponements thereof. See "Other Matters" in the Consolidated Freightways,
Inc. Proxy Statement dated March 18, 1994.
SIGNATURE(S) _______________________DATE ______________________________________
NOTE: Please sign exactly as name
  appears hereon. Joint owners should
  each sign. When signing as an
  attorney, executor, administrator,
  trustee or guardian, please give full
  title as such.